                                                                   EXHIBIT 10.38


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT SENT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE OMITTED FROM THIS FILING AND ARE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                      SECOND AMENDMENT TO LOAN AGREEMENT

          THIS SECOND AMENDMENT TO LOAN AGREEMENT dated as of June 27, 2001 (this "Amendment") between LEHMAN BROTHERS BANK FSB, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("Lender") and EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a Delaware limited liability company, having its address at 2831 Mission College Boulevard, Suite C, Santa Clara, California 95054-1838, and EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a Texas limited partnership, having its address at 2831 Mission College Boulevard, Suite A, Santa Clara, California 95054-1838 (collectively, "Borrower").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Lender and Borrower are parties to a loan agreement dated as of March 30, 2001 (the "Loan Agreement") wherein Lender agreed to make a loan to Borrower in the maximum principal amount of $105,000,000;

          WHEREAS, Lender and Borrower amended the Loan Agreement pursuant to that certain Amendment to Loan Agreement dated as of May 4, 2001 wherein, among other things, Lender and Borrower increased the amount of the loan by an additional $11,000,000;

          WHEREAS, Lender and Borrower are desirous of further amending the Loan Agreement in the manner hereinafter provided.

          NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree that the Loan Agreement is hereby amended as follows:

          1. All capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

          2.   The term "Acceptable Counterparty" is hereby amended to insert
                         -----------------------
the word "and" between "S&P" and "Fitch".

          3. Any and all references in the Loan Agreement or in any of the other Loan Documents to the term Agent are hereby deleted and shall be of no further force or effect.

          4.   The term "Component A" is hereby amended in its entirety to read
                         -----------
as follows: ""Component A" shall mean that certain portion of the Loan in the
              -----------
initial principal amount of * Dollars ($*)."

          5.   The term "Component B" is hereby amended in its entirety to read
                         -----------
as follows: ""Component B" shall mean that certain portion of the Loan in the
              -----------
initial principal amount of * Dollars ($*)."

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          6.   The term "Component C" is hereby amended in its entirety to read
                         -----------
as follows: ""Component C" shall mean that certain portion of the Loan in the
              -----------
initial principal amount of * Dollars ($*)."

          7.   The term "Component D" is hereby amended in its entirety to read
                         -----------
as follows: ""Component D" shall mean that certain portion of the Loan in the
              -----------
initial principal amount of * Dollars ($*)."

          8.   The term "Eligible Institution" is hereby amended to add the
                         --------------------
following phrase at the end of such definition: ", provided that such institution may have such other ratings which, as shall be confirmed in writing by the Rating Agency, will not result in the downgrade, qualification or withdrawal of the then current ratings of the certificates".

          9.   The term "LIBOR" is hereby amended in its entirety to read as
                         -----
follows: ""LIBOR" shall mean, with respect to each Interest Period, the rate
           -----
(expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/1000 of 1%) for deposits in U.S. dollars, for a one-month period, that appears on Telerate Page 3750 (or the successor thereto) as of 11:00 a.m., London time, on the related Determination Date. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on such Determination Date, Lender shall request the principal London Office of any four major reference banks in the London interbank market reasonably selected by Lender, to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one-month period as of 11:00 a.m., London time, on such Determination Date for the then outstanding principal amount of the Loan. If at least two such offered quotations are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, Lender shall request any three major banks in New York City reasonably selected by Lender, to provide such bank's rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one-month period as of approximately 11:00 a.m., New York City time on the applicable Determination Date for the then outstanding principal amount of the Loan. If at least two such rates are so provided, LIBOR shall be the arithmetic mean of such rates. LIBOR shall be determined by Lender or its agent."

          10.  The term "Monthly Debt Service Payment Amount" is hereby amended
                         -----------------------------------
in its entirety to read as follows: ""Monthly Debt Service Payment Amount" shall
                                      -----------------------------------
mean the applicable monthly installment of principal and interest payable under the Loan Documents in an amount equal to (i) interest at the Applicable Interest Rate on each Component computed in accordance with Section 2.2.2 hereof and (ii) principal sufficient to fully amortize the Loan over the balance of the period beginning on the first Payment Date following the Closing Date and ending on the twentieth (20th) anniversary thereof, which monthly principal amounts are more particularly set forth on the amortization schedule attached as Schedule VI
                                                                -----------
hereof."

          11.  The schedule attached hereto as Schedule VI is hereby added to
                                               -----------
the Loan Agreement as Schedule VI thereof.
                      -----------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          12.  The term "Permitted Investments" is hereby amended to delete the
                         ---------------------
words "or mutual funds" from the first line of subsection (viii).

          13.  The term "Rating Agencies" is hereby amended to revise the name
                         ---------------
of S&P to "Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc."

          14.  The term "Spread" is hereby amended in its entirety to read as
                         ------
follows: ""Spread" shall mean (a) *% with respect to Component A, (b)
           ------
*% with respect to Component B, (c) *% with respect to Component C, and (d) *% with respect to Component D."

          15. Section 2.2.5(b) is hereby amended in its entirety to read as follows: "(b) Borrower shall pay to Lender on the Maturity Date the outstanding principal balance, all accrued and unpaid interest and all other amounts due hereunder and under the Note, each Mortgage and the other Loan Documents."

          16. Section 2.2.5(c)(ii) is hereby amended in its entirety to read as follows: "(ii) if an Interest Rate Cap Agreement is then in existence, Borrower shall obtain and deliver to Lender not later than one (1) Business Day prior to the first day of the term of the Loan as extended one or more Replacement Interest Rate Cap Agreements from an Acceptable Counterparty which Replacement Interest Rate Cap Agreement shall be effective commencing on the date of such extension and shall have a maturity date not earlier than the first anniversary thereof."

          17. Section 2.4(a)(vii) is hereby amended in its entirety to read as follows: "(vii) Immediately after giving effect to the release, the Debt Service Coverage Ratio on a trailing twelve (12) month basis with respect to the remaining Properties shall be no less than the greater of (A) 1.71:1.00 or (b) the Debt Service Coverage Ratio on a trailing twelve (12) month basis immediately preceding the release."

          18. Section 2.4(a) is hereby amended to add a new subsection (viii) as follows: "(viii) Commencing with the first Payment Date following the Partial Release Date and continuing thereafter throughout the term of the Loan, the Monthly Debt Service Payment Amount shall decrease by an amount equal to the amount of principal which would otherwise have amortized with respect to the Individual Property as more particularly set forth in Schedule VI hereof."

          19. The final sentence of Section 2.6.2 is hereby amended in its entirety to read as follows: "Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date."

          20. Section 5.1.2(vii) is hereby amended in its entirety to read as follows: "(vii) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, in an amount equal to * percent (*%) of the amount contested, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon."

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          21. The parenthetical clause in subsection (ii) of Section 5.1.20 is hereby amended in its entirety as follows: "(provided Borrower shall not amend or modify or consent to an assignment of a Master Lease without the prior consent of Lender)".

          22. The following subsection (vii) is added to Section 5.1.20: "(vii) shall, with respect to a request by a tenant for consent to an assignment, cause to be delivered to Lender any information with respect to such assignment and the proposed assignee as shall be reasonably requested by Lender".

          23. Section 5.2.1 is hereby amended in its entirety to read as follows: "Neither California Borrower nor Texas Borrower, as the case may be, shall, without the prior consent of Lender (which consent shall not be unreasonably withheld), terminate the Management Agreement or otherwise replace the Manager or enter into any other management agreement with respect to any Individual Property, provided that if such termination of the Management Agreement, replacement of the Manager or entering into any other management agreement is to occur after a Securitization, the Borrower may not take such action unless the Rating Agencies shall have confirmed that such action shall not, in itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities."

          24.  The following is hereby added to the end of Section 6.1(a)(ii):
"Notwithstanding the insurance coverage required pursuant to this Section 6.1(a)(ii) to the contrary, Lender hereby agrees and acknowledges that the liability insurance currently in effect, of which losses up to $* are insured by an insurance company with a claims paying ability of "A" and the losses exceeding $* and up to $* are insured by an insurance company with a claims paying ability of "AA", is acceptable to Lender".

          25.  The following is hereby added to the end of Section 6.1(b):
"Notwithstanding the foregoing, in the event that Borrower's insurers fail to provide or maintain such claims paying ability rating of "AA" or better in accordance with the provisions hereof, Borrower may satisfy the ratings requirement of this Section by providing to Lender a "cut-through" endorsement in form and substance approved by Lender issued by an insurer with at least an "AA" rating by at least two (2) of the Rating Agencies, one of which shall be S&P".

          26. Section 6.4(b)(i)(F)(1) is hereby amended in its entirety to read as follows: "(1) six (6) months prior to the Maturity Date."

          27. As herein amended, the Loan Agreement is hereby ratified and remains in full force and effect.

                    [THERE IS NO FURTHER TEXT ON THIS PAGE]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a
                                   Delaware limited liability company

                                   By: Exodus Communications Real Property
                                       Managers I, LLC, a Delaware limited
                                       liability company, its managing member

                                       By: Exodus Communications, Inc., a
                                           Delaware corporation, its sole member

                                           By: /s/ Adam W. Wegner
                                              ---------------------------------
                                              Name:  Adam W. Wegner
                                              Title: EVP, Legal and Corporate
                                                     Affairs, General Counsel
                                                     and Secretary

                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a
                                   Texas limited partnership

                                   By: Exodus Communications Real Property
                                       Managers I, LLC, a Delaware limited
                                       liability company, its general partner

                                       By: Exodus Communications, Inc., a
                                           Delaware corporation, its sole member

                                           By: /s/ Adam W. Wegner
                                              ---------------------------------
                                              Name:  Adam W. Wegner
                                              Title: EVP, Legal and Corporate
                                                     Affairs, General Counsel
                                                     and Secretary

                                 LEHMAN BROTHERS BANK FSB

                                 By: /s/ Larry Kravetz
                                    -------------------------------------------
                                 Name:  Larry Kravetz
                                 Title: Senior Vice President

                                  Schedule VI
                                  -----------

                             Amortization Schedule
                             ---------------------

                                (see attached)

Exodus Portfolio
Stipulated Loss Schedule

Portfolio Stipulated Loss Values                        Pro Rata Stipulated Loss Values by Property

    From          Through    Portfolio Stip Loss Value   Santa Clara 4 & 5   4650 Old Ironsides  4700 Old Ironsides       Austin
    ----          -------              *%                        *%                 *%                  *%                  *%
  30-Mar-01      10-May-01             *                  $      *             $    *              $    *             $     *
  11-May-01      10-Jun-01             *                  $      *             $    *              $    *             $     *
  11-Jun-01      10-Jul-01             *                  $      *             $    *              $    *             $     *
  11-Jul-01      10-Aug-01             *                  $      *             $    *              $    *             $     *
  11-Aug-01      10-Sep-01             *                  $      *             $    *              $    *             $     *
  11-Sep-01      10-Oct-01             *                  $      *             $    *              $    *             $     *
  11-Oct-01      10-Nov-01             *                  $      *             $    *              $    *             $     *
  11-Nov-01      10-Dec-01             *                  $      *             $    *              $    *             $     *
  11-Dec-01      10-Jan-02             *                  $      *             $    *              $    *             $     *
  11-Jan-02      10-Feb-02             *                  $      *             $    *              $    *             $     *
  11-Feb-02      10-Mar-02             *                  $      *             $    *              $    *             $     *
  11-Mar-02      10-Apr-02             *                  $      *             $    *              $    *             $     *
  11-Apr-02      10-May-02             *                  $      *             $    *              $    *             $     *
  11-May-02      10-Jun-02             *                  $      *             $    *              $    *             $     *
  11-Jun-02      10-Jul-02             *                  $      *             $    *              $    *             $     *
  11-Jul-02      10-Aug-02             *                  $      *             $    *              $    *             $     *
  11-Aug-02      10-Sep-02             *                  $      *             $    *              $    *             $     *
  11-Sep-02      10-Oct-02             *                  $      *             $    *              $    *             $     *
  11-Oct-02      10-Nov-02             *                  $      *             $    *              $    *             $     *
  11-Nov-02      10-Dec-02             *                  $      *             $    *              $    *             $     *
  11-Dec-02      10-Jan-03             *                  $      *             $    *              $    *             $     *
  11-Jan-03      10-Feb-03             *                  $      *             $    *              $    *             $     *
  11-Feb-03      10-Mar-03             *                  $      *             $    *              $    *             $     *
  11-Mar-03      10-Apr-03             *                  $      *             $    *              $    *             $     *
  11-Apr-03      10-May-03             *                  $      *             $    *              $    *             $     *
  11-May-03      10-Jun-03             *                  $      *             $    *              $    *             $     *
  11-Jun-03      10-Jul-03             *                  $      *             $    *              $    *             $     *
  11-Jul-03      10-Aug-03             *                  $      *             $    *              $    *             $     *
  11-Aug-03      10-Sep-03             *                  $      *             $    *              $    *             $     *
  11-Sep-03      10-Oct-03             *                  $      *             $    *              $    *             $     *
  11-Oct-03      10-Nov-03             *                  $      *             $    *              $    *             $     *
  11-Nov-03      10-Dec-03             *                  $      *             $    *              $    *             $     *
  11-Dec-03      10-Jan-04             *                  $      *             $    *              $    *             $     *
  11-Jan-04      10-Feb-04             *                  $      *             $    *              $    *             $     *
  11-Feb-04      10-Mar-04             *                  $      *             $    *              $    *             $     *
  11-Mar-04      10-Apr-04             *                  $      *             $    *              $    *             $     *
  11-Apr-04      10-May-04             *                  $      *             $    *              $    *             $     *
  11-May-04      10-Jun-04             *                  $      *             $    *              $    *             $     *
  11-Jun-04      10-Jul-04             *                  $      *             $    *              $    *             $     *
  11-Jul-04      10-Aug-04             *                  $      *             $    *              $    *             $     *
  11-Aug-04      10-Sep-04             *                  $      *             $    *              $    *             $     *
  11-Sep-04      10-Oct-04             *                  $      *             $    *              $    *             $     *
  11-Oct-04      10-Nov-04             *                  $      *             $    *              $    *             $     *
  11-Nov-04      10-Dec-04             *                  $      *             $    *              $    *             $     *
  11-Dec-04      10-Jan-05             *                  $      *             $    *              $    *             $     *
  11-Jan-05      10-Feb-05             *                  $      *             $    *              $    *             $     *
  11-Feb-05      10-Mar-05             *                  $      *             $    *              $    *             $     *
  11-Mar-05      10-Apr-05             *                  $      *             $    *              $    *             $     *


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

  11-Apr-05      10-May-05                  *           $          *         $         *         $        *         $     *
  11-May-05      10-Jun-05                  *           $          *         $         *         $        *         $     *
  11-Jun-05      10-Jul-05                  *           $          *         $         *         $        *         $     *
  11-Jul-05      10-Aug-05                  *           $          *         $         *         $        *         $     *
  11-Aug-05      10-Sep-05                  *           $          *         $         *         $        *         $     *
  11-Sep-05      10-Oct-05                  *           $          *         $         *         $        *         $     *
  11-Oct-05      10-Nov-05                  *           $          *         $         *         $        *         $     *
  11-Nov-05      10-Dec-05                  *           $          *         $         *         $        *         $     *
  11-Dec-05      10-Jan-06                  *           $          *         $         *         $        *         $     *
  11-Jan-06      10-Feb-06                  *           $          *         $         *         $        *         $     *
  11-Feb-06      10-Mar-06                  *           $          *         $         *         $        *         $     *
  11-Mar-06      10-Apr-06                  *           $          *         $         *         $        *         $     *
  11-Apr-06      10-May-06                  *           $          *         $         *         $        *         $     *
  11-May-06      10-Jun-06                  *           $          *         $         *         $        *         $     *
  11-Jun-06      10-Jul-06                  *           $          *         $         *         $        *         $     *
  11-Jul-06      10-Aug-06                  *           $          *         $         *         $        *         $     *
  11-Aug-06      10-Sep-06                  *           $          *         $         *         $        *         $     *
  11-Sep-06      10-Oct-06                  *           $          *         $         *         $        *         $     *
  11-Oct-06      10-Nov-06                  *           $          *         $         *         $        *         $     *
  11-Nov-06      10-Dec-06                  *           $          *         $         *         $        *         $     *
  11-Dec-06      10-Jan-07                  *           $          *         $         *         $        *         $     *
  11-Jan-07      10-Feb-07                  *           $          *         $         *         $        *         $     *
  11-Feb-07      10-Mar-07                  *           $          *         $         *         $        *         $     *
  11-Mar-07      10-Apr-07                  *           $          *         $         *         $        *         $     *
  11-Apr-07      10-May-07                  *           $          *         $         *         $        *         $     *
  11-May-07      10-Jun-07                  *           $          *         $         *         $        *         $     *
  11-Jun-07      10-Jul-07                  *           $          *         $         *         $        *         $     *
  11-Jul-07      10-Aug-07                  *           $          *         $         *         $        *         $     *
  11-Aug-07      10-Sep-07                  *           $          *         $         *         $        *         $     *
  11-Sep-07      10-Oct-07                  *           $          *         $         *         $        *         $     *
  11-Oct-07      10-Nov-07                  *           $          *         $         *         $        *         $     *
  11-Nov-07      10-Dec-07                  *           $          *         $         *         $        *         $     *
  11-Dec-07      10-Jan-08                  *           $          *         $         *         $        *         $     *
  11-Jan-08      10-Feb-08                  *           $          *         $         *         $        *         $     *
  11-Feb-08      10-Mar-08                  *           $          *         $         *         $        *         $     *
  11-Mar-08      10-Apr-08                  *           $          *         $         *         $        *         $     *
  11-Apr-08      10-May-08                  *           $          *         $         *         $        *         $     *
  11-May-08      10-Jun-08                  *           $          *         $         *         $        *         $     *
  11-Jun-08      10-Jul-08                  *           $          *         $         *         $        *         $     *
  11-Jul-08      10-Aug-08                  *           $          *         $         *         $        *         $     *
  11-Aug-08      10-Sep-08                  *           $          *         $         *         $        *         $     *
  11-Sep-08      10-Oct-08                  *           $          *         $         *         $        *         $     *
  11-Oct-08      10-Nov-08                  *           $          *         $         *         $        *         $     *
  11-Nov-08      10-Dec-08                  *           $          *         $         *         $        *         $     *
  11-Dec-08      10-Jan-09                  *           $          *         $         *         $        *         $     *
  11-Jan-09      10-Feb-09                  *           $          *         $         *         $        *         $     *
  11-Feb-09      10-Mar-09                  *           $          *         $         *         $        *         $     *
  11-Mar-09      10-Apr-09                  *           $          *         $         *         $        *         $     *
  11-Apr-09      10-May-09                  *           $          *         $         *         $        *         $     *
  11-May-09      10-Jun-09                  *           $          *         $         *         $        *         $     *
  11-Jun-09      10-Jul-09                  *           $          *         $         *         $        *         $     *
  11-Jul-09      10-Aug-09                  *           $          *         $         *         $        *         $     *
  11-Aug-09      10-Sep-09                  *           $          *         $         *         $        *         $     *
  11-Sep-09      10-Oct-09                  *           $          *         $         *         $        *         $     *
  11-Oct-09      10-Nov-09                  *           $          *         $         *         $        *         $     *
  11-Nov-09      10-Dec-09                  *           $          *         $         *         $        *         $     *
  11-Dec-09      10-Jan-10                  *           $          *         $         *         $        *         $     *
  11-Jan-10      10-Feb-10                  *           $          *         $         *         $        *         $     *

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

  11-Feb-10      10-Mar-10           *                  $        *           $        *          $        *         $      *
  11-Mar-10      10-Apr-10           *                  $        *           $        *          $        *         $      *
  11-Apr-10      10-May-10           *                  $        *           $        *          $        *         $      *
  11-May-10      10-Jun-10           *                  $        *           $        *          $        *         $      *
  11-Jun-10      10-Jul-10           *                  $        *           $        *          $        *         $      *
  11-Jul-10      10-Aug-10           *                  $        *           $        *          $        *         $      *
  11-Aug-10      10-Sep-10           *                  $        *           $        *          $        *         $      *
  11-Sep-10      10-Oct-10           *                  $        *           $        *          $        *         $      *
  11-Oct-10      10-Nov-10           *                  $        *           $        *          $        *         $      *
  11-Nov-10      10-Dec-10           *                  $        *           $        *          $        *         $      *
  11-Dec-10      10-Jan-11           *                  $        *           $        *          $        *         $      *
  11-Jan-11      10-Feb-11           *                  $        *           $        *          $        *         $      *
  11-Feb-11      10-Mar-11           *                  $        *           $        *          $        *         $      *
  11-Mar-11      10-Apr-11           *                  $        *           $        *          $        *         $      *
  11-Apr-11      10-May-11           *                  $        *           $        *          $        *         $      *
  11-May-11      10-Jun-11           *                  $        *           $        *          $        *         $      *
  11-Jun-11      10-Jul-11           *                  $        *           $        *          $        *         $      *
  11-Jul-11      10-Aug-11           *                  $        *           $        *          $        *         $      *
  11-Aug-11      10-Sep-11           *                  $        *           $        *          $        *         $      *
  11-Sep-11      10-Oct-11           *                  $        *           $        *          $        *         $      *
  11-Oct-11      10-Nov-11           *                  $        *           $        *          $        *         $      *
  11-Nov-11      10-Dec-11           *                  $        *           $        *          $        *         $      *
  11-Dec-11      10-Jan-12           *                  $        *           $        *          $        *         $      *
  11-Jan-12      10-Feb-12           *                  $        *           $        *          $        *         $      *
  11-Feb-12      10-Mar-12           *                  $        *           $        *          $        *         $      *
  11-Mar-12      10-Apr-12           *                  $        *           $        *          $        *         $      *
  11-Apr-12      10-May-12           *                  $        *           $        *          $        *         $      *
  11-May-12      10-Jun-12           *                  $        *           $        *          $        *         $      *
  11-Jun-12      10-Jul-12           *                  $        *           $        *          $        *         $      *
  11-Jul-12      10-Aug-12           *                  $        *           $        *          $        *         $      *
  11-Aug-12      10-Sep-12           *                  $        *           $        *          $        *         $      *
  11-Sep-12      10-Oct-12           *                  $        *           $        *          $        *         $      *
  11-Oct-12      10-Nov-12           *                  $        *           $        *          $        *         $      *
  11-Nov-12      10-Dec-12           *                  $        *           $        *          $        *         $      *
  11-Dec-12      10-Jan-13           *                  $        *           $        *          $        *         $      *
  11-Jan-13      10-Feb-13           *                  $        *           $        *          $        *         $      *
  11-Feb-13      10-Mar-13           *                  $        *           $        *          $        *         $      *
  11-Mar-13      10-Apr-13           *                  $        *           $        *          $        *         $      *
  11-Apr-13      10-May-13           *                  $        *           $        *          $        *         $      *
  11-May-13      10-Jun-13           *                  $        *           $        *          $        *         $      *
  11-Jun-13      10-Jul-13           *                  $        *           $        *          $        *         $      *
  11-Jul-13      10-Aug-13           *                  $        *           $        *          $        *         $      *
  11-Aug-13      10-Sep-13           *                  $        *           $        *          $        *         $      *
  11-Sep-13      10-Oct-13           *                  $        *           $        *          $        *         $      *
  11-Oct-13      10-Nov-13           *                  $        *           $        *          $        *         $      *
  11-Nov-13      10-Dec-13           *                  $        *           $        *          $        *         $      *
  11-Dec-13      10-Jan-14           *                  $        *           $        *          $        *         $      *
  11-Jan-14      10-Feb-14           *                  $        *           $        *          $        *         $      *
  11-Feb-14      10-Mar-14           *                  $        *           $        *          $        *         $      *
  11-Mar-14      10-Apr-14           *                  $        *           $        *          $        *         $      *
  11-Apr-14      10-May-14           *                  $        *           $        *          $        *         $      *
  11-May-14      10-Jun-14           *                  $        *           $        *          $        *         $      *
  11-Jun-14      10-Jul-14           *                  $        *           $        *          $        *         $      *
  11-Jul-14      10-Aug-14           *                  $        *           $        *          $        *         $      *
  11-Aug-14      10-Sep-14           *                  $        *           $        *          $        *         $      *
  11-Sep-14      10-Oct-14           *                  $        *           $        *          $        *         $      *
  11-Oct-14      10-Nov-14           *                  $        *           $        *          $        *         $      *
  11-Nov-14      10-Dec-14           *                  $        *           $        *          $        *         $      *

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

  11-Dec-14      10-Jan-15           *                  $        *           $        *          $        *         $     *
  11-Jan-15      10-Feb-15           *                  $        *           $        *          $        *         $     *
  11-Feb-15      10-Mar-15           *                  $        *           $        *          $        *         $     *
  11-Mar-15      10-Apr-15           *                  $        *           $        *          $        *         $     *
  11-Apr-15      10-May-15           *                  $        *           $        *          $        *         $     *
  11-May-15      10-Jun-15           *                  $        *           $        *          $        *         $     *
  11-Jun-15      10-Jul-15           *                  $        *           $        *          $        *         $     *
  11-Jul-15      10-Aug-15           *                  $        *           $        *          $        *         $     *
  11-Aug-15      10-Sep-15           *                  $        *           $        *          $        *         $     *
  11-Sep-15      10-Oct-15           *                  $        *           $        *          $        *         $     *
  11-Oct-15      10-Nov-15           *                  $        *           $        *          $        *         $     *
  11-Nov-15      10-Dec-15           *                  $        *           $        *          $        *         $     *
  11-Dec-15      10-Jan-16           *                  $        *           $        *          $        *         $     *
  11-Jan-16      10-Feb-16           *                  $        *           $        *          $        *         $     *
  11-Feb-16      10-Mar-16           *                  $        *           $        *          $        *         $     *
  11-Mar-16      10-Apr-16           *                  $        *           $        *          $        *         $     *
  11-Apr-16      10-May-16           *                  $        *           $        *          $        *         $     *
  11-May-16      10-Jun-16           *                  $        *           $        *          $        *         $     *
  11-Jun-16      10-Jul-16           *                  $        *           $        *          $        *         $     *
  11-Jul-16      10-Aug-16           *                  $        *           $        *          $        *         $     *
  11-Aug-16      10-Sep-16           *                  $        *           $        *          $        *         $     *
  11-Sep-16      10-Oct-16           *                  $        *           $        *          $        *         $     *
  11-Oct-16      10-Nov-16           *                  $        *           $        *          $        *         $     *
  11-Nov-16      10-Dec-16           *                  $        *           $        *          $        *         $     *
  11-Dec-16      10-Jan-17           *                  $        *           $        *          $        *         $     *
  11-Jan-17      10-Feb-17           *                  $        *           $        *          $        *         $     *
  11-Feb-17      10-Mar-17           *                  $        *           $        *          $        *         $     *
  11-Mar-17      10-Apr-17           *                  $        *           $        *          $        *         $     *
  11-Apr-17      10-May-17           *                  $        *           $        *          $        *         $     *
  11-May-17      10-Jun-17           *                  $        *           $        *          $        *         $     *
  11-Jun-17      10-Jul-17           *                  $        *           $        *          $        *         $     *
  11-Jul-17      10-Aug-17           *                  $        *           $        *          $        *         $     *
  11-Aug-17      10-Sep-17           *                  $        *           $        *          $        *         $     *
  11-Sep-17      10-Oct-17           *                  $        *           $        *          $        *         $     *
  11-Oct-17      10-Nov-17           *                  $        *           $        *          $        *         $     *
  11-Nov-17      10-Dec-17           *                  $        *           $        *          $        *         $     *
  11-Dec-17      10-Jan-18           *                  $        *           $        *          $        *         $     *
  11-Jan-18      10-Feb-18           *                  $        *           $        *          $        *         $     *
  11-Feb-18      10-Mar-18           *                  $        *           $        *          $        *         $     *
  11-Mar-18      10-Apr-18           *                  $        *           $        *          $        *         $     *
  11-Apr-18      10-May-18           *                  $        *           $        *          $        *         $     *
  11-May-18      10-Jun-18           *                  $        *           $        *          $        *         $     *
  11-Jun-18      10-Jul-18           *                  $        *           $        *          $        *         $     *
  11-Jul-18      10-Aug-18           *                  $        *           $        *          $        *         $     *
  11-Aug-18      10-Sep-18           *                  $        *           $        *          $        *         $     *
  11-Sep-18      10-Oct-18           *                  $        *           $        *          $        *         $     *
  11-Oct-18      10-Nov-18           *                  $        *           $        *          $        *         $     *
  11-Nov-18      10-Dec-18           *                  $        *           $        *          $        *         $     *
  11-Dec-18      10-Jan-19           *                  $        *           $        *          $        *         $     *
  11-Jan-19      10-Feb-19           *                  $        *           $        *          $        *         $     *
  11-Feb-19      10-Mar-19           *                  $        *           $        *          $        *         $     *
  11-Mar-19      10-Apr-19           *                  $        *           $        *          $        *         $     *
  11-Apr-19      10-May-19           *                  $        *           $        *          $        *         $     *
  11-May-19      10-Jun-19           *                  $        *           $        *          $        *         $     *
  11-Jun-19      10-Jul-19           *                  $        *           $        *          $        *         $     *
  11-Jul-19      10-Aug-19           *                  $        *           $        *          $        *         $     *
  11-Aug-19      10-Sep-19           *                  $        *           $        *          $        *         $     *
  11-Sep-19      10-Oct-19           *                  $        *           $        *          $        *         $     *

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

  11-Oct-19      10-Nov-19              *                $        *          $        *           $        *         $     *
  11-Nov-19      10-Dec-19              *                $        *          $        *           $        *         $     *
  11-Dec-19      10-Jan-20              *                $        *          $        *           $        *         $     *
  11-Jan-20      10-Feb-20              *                $        *          $        *           $        *         $     *
  11-Feb-20      10-Mar-20              *                $        *          $        *           $        *         $     *
  11-Mar-20      10-Apr-20              *                $        *          $        *           $        *         $     *
  11-Apr-20      10-May-20              *                $        *          $        *           $        *         $     *
  11-May-20      10-Jun-20              *                $        *          $        *           $        *         $     *
  11-Jun-20      10-Jul-20              *                $        *          $        *           $        *         $     *
  11-Jul-20      10-Aug-20              *                $        *          $        *           $        *         $     *
  11-Aug-20      10-Sep-20              *                $        *          $        *           $        *         $     *
  11-Sep-20      10-Oct-20              *                $        *          $        *           $        *         $     *
  11-Oct-20      10-Nov-20              *                $        *          $        *           $        *         $     *
  11-Nov-20      10-Dec-20              *                $        *          $        *           $        *         $     *
  11-Dec-20      10-Jan-21              *                $        *          $        *           $        *         $     *
  11-Jan-21      10-Feb-21              *                $        *          $        *           $        *         $     *
  11-Feb-21      10-Mar-21              *                $        *          $        *           $        *         $     *
  11-Mar-21      10-Apr-21              *                $        *          $        *           $        *         $     *

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.